C-SUITE
EXECUTIVE SUMMIT

Hosted By
Maj Soueidan

Featuring
KonaTel, Inc.
(OTC:KTEL)

December 3, 2022
Jacaranda Golf Club

MS MICROCAPS
GEO INVESTING
konatel

Table of Contents

GeoInvesting Disclaimer

This discussion is for informational purposes only and is not an offer or solicitation of an offer to buy or sell securities. This is not a recommendation to trade, buy, or sell any companies discussed.

Please be advised that GeoInvesting™ is a research and publishing firm, of general and regular circulation, which falls within the publisher's exemption to the definition of an "investment advisor" under Section 202(a)(11)(A) – (E) of the Securities Act (15 U.S.C. 77d(a)(6) (the "Securities Act"). GeoInvesting™ is not registered as an investment advisor under the Securities Act or under any state laws. None of our trading or investing information, including the Content, GeoInvesting™ Email, Executive Casts and/or content or communication (collectively, "Information") provides individualized trading or investment advice and should not be construed as such. Accordingly, please do not attempt to contact GeoInvesting™, its members, partners, affiliates, employees, consultants and/or hedge funds managed by partners of GeoInvesting™ (collectively, the "GeoInvesting™ Parties") to request personalized investment advice, which they cannot provide. The Information does not reflect the views or opinions of any other publication or newsletter.

We publish Information regarding certain stocks, options, futures, bonds, derivatives, commodities, currencies and/or other securities (collectively, "Securities") that we believe may interest our Users. The Information is provided for information purposes only, and GeoInvesting™ is not engaged in rendering investment advice or providing investment-related recommendations, nor does GeoInvesting™ solicit the purchase of or sale of, or offer any, Securities featured by and/or through the GeoInvesting™ Offerings and nothing we do and no element of the GeoInvesting™ Offerings should be construed as such. Without limiting the foregoing, the Information is not intended to be construed as a recommendation to buy, hold or sell any specific Securities, or otherwise invest in any specific Securities. Trading in Securities involves risk and volatility. Past results are not necessarily indicative of future performance.

The Information represents an expression of our opinions, which we have based upon generally available information, field research, inferences and deductions through our due diligence and analytical processes. Due to the fact that opinions and market conditions change over time, opinions made available by and through the GeoInvesting™ Offerings may differ from time-to-time, and varying opinions may also be included in the GeoInvesting™ Offerings simultaneously. To the best of our ability and belief, all Information is accurate and reliable, and has been obtained from public sources that we believe to be accurate and reliable, and who are not insiders or connected persons of the applicable Securities covered or who may otherwise owe any fiduciary duty or duty of confidentiality to the issuer. However, such Information is presented on an "as is," "as available" basis, without warranty of any kind, whether express or implied. GeoInvesting™ makes no representation, express or implied, as to the accuracy, timeliness or completeness of any such Information or with regard to the results to be obtained from its use. All expressions of opinion are subject to change without notice, and GeoInvesting™ does not undertake to update or supplement any of the Information.

The Information may include, or may be based upon, "Forward-Looking" statements as defined in the Securities Litigation Reform Act of 1995. Forward-Looking statements may convey our expectations or forecasts of future events, and you can identify such statements: (a) because they do not strictly relate to historical or current facts; (b) because they use such words such as "anticipate," "estimate," "expect(s)," "project," "intend," "plan," "believe," "may," "will," "should," "anticipates" or the negative thereof or other similar terms; or (c) because of language used in discussions, broadcasts or trade ideas that involve risks and uncertainties, in connection with a description of potential earnings or financial performance. There exists a variety of risks/uncertainties that may cause actual results to differ from the Forward-Looking statements. We do not assume any obligation to update any Forward-Looking statements whether as a result of new information, future events or otherwise, and such statements are current only as of the date they are made.

Unless otherwise noted and/or explicitly disclosed, you should assume that as of the publication date of the applicable Information, GeoInvesting™ (along with or by and through any GeoInvesting™ Party(ies)), together with its clients and/or investors, has an investment position in all Securities featured by and through the GeoInvesting™ Offerings, and therefore stands to realize significant gains in the event that the price of such Securities change in connection with the Information. We intend to continue transacting in the Securities featured by and through the GeoInvesting™ Offerings for an indefinite period, and we may be long, short or neutral at any time, regardless of any related Information that is published from time-to-time.

MS Microcaps Disclaimer

Please be advised that MS Microcaps LLC is a research and publishing firm, of general and regular circulation, which falls within the publisher's exemption to the definition of an "investment advisor" under Section 202(a)(11)(A) – (E) of the Securities Act (15 U.S.C. 77d(a)(6) (the "Securities Act"). MS Microcaps LLC is not registered as an investment advisor under the Securities Act or under any state laws. None of our trading or investing information, including the Content, MS Microcaps LLC Email, Executive Casts and/or content or communication (collectively, "Information") provides individualized trading or investment advice and should not be construed as such. Accordingly, please do not attempt to contact MS Microcaps LLC , its members, partners, affiliates, employees, consultants and/or hedge funds managed by partners of MS Microcaps LLC (collectively, the "MS Microcaps LLC Parties") to request personalized investment advice, which they cannot provide. The Information does not reflect the views or opinions of any other publication or newsletter.

We publish Information regarding certain stocks, options, futures, bonds, derivatives, commodities, currencies and/or other securities (collectively, "Securities") that we believe may interest our Users. The Information is provided for information purposes only, and MS Microcaps LLC is not engaged in rendering investment advice or providing investment-related recommendations, nor does MS Microcaps LLC solicit the purchase of or sale of, or offer any, Securities featured by and/or through the MS Microcaps LLC™ Offerings and nothing we do and no element of the MS Microcaps LLC Offerings should be construed as such. Without limiting the foregoing, the Information is not intended to be construed as a recommendation to buy, hold or sell any specific Securities, or otherwise invest in any specific Securities. Trading in Securities involves risk and volatility. Past results are not necessarily indicative of future performance.

The Information represents an expression of our opinions, which we have based upon generally available information, field research, inferences and deductions through our due diligence and analytical processes. Due to the fact that opinions and market conditions change over time, opinions made available by and through the MS Microcaps LLC Offerings may differ from time-to-time, and varying opinions may also be included in the MS Microcaps LLC Offerings simultaneously. To the best of our ability and belief, all Information is accurate and reliable, and has been obtained from public sources that we believe to be accurate and reliable, and who are not insiders or connected persons of the applicable Securities covered or who may otherwise owe any fiduciary duty or duty of confidentiality to the issuer. However, such Information is presented on an "as is," "as available" basis, without warranty of any kind, whether express or implied. MS Microcaps LLC makes no representation, express or implied, as to the accuracy, timeliness or completeness of any such Information or with regard to the results to be obtained from its use. All expressions of opinion are subject to change without notice, and MS Microcaps LLC does not undertake to update or supplement any of the Information.

The Information may include, or may be based upon, "Forward-Looking" statements as defined in the Securities Litigation Reform Act of 1995. Forward-Looking statements may convey our expectations or forecasts of future events, and you can identify such statements: (a) because they do not strictly relate to historical or current facts; (b) because they use such words such as "anticipate," "estimate," "expect(s)," "project," "intend," "plan," "believe," "may," "will," "should," "anticipates" or the negative thereof or other similar terms; or (c) because of language used in discussions, broadcasts or trade ideas that involve risks and uncertainties, in connection with a description of potential earnings or financial performance. There exists a variety of risks/uncertainties that may cause actual results to differ from the Forward-Looking statements. We do not assume any obligation to update any Forward-Looking statements whether as a result of new information, future events or otherwise, and such statements are current only as of the date they are made.

KonaTel, Inc. Safe Harbor

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this presentation. This presentation should be considered in light of the disclosures contained in the filings of KonaTel and its "forward-looking statements" in such filings that are contained in the EDGAR Archives of the SEC at www.sec.gov.

Agenda

01

9 am
Meet & Greet
Driving Range

02

10 am
Breakfast at
19th hole

03

10:15 am
KTEL Fireside
Chat

04

11:45
T Time

05

Lunch Pick up at
9th Hole

06

De-Brief Session

7:00 PM at Timpano Las Olas
450 E Las Olas Boulevard
Ft. Lauderdale, FL 33319

The Konatel Team

Headquartered in Dallas, TX, KonaTel was formed in 2014 as a Mobile Virtual Network Operator (MVNO) with a charter to provide cellular service to small and medium size businesses.

Today, KonaTel operates as a national telecommunications carrier with multiple subsidiaries providing innovative communication solutions across diverse market segments.

D. Sean McEwen, Chairman/CEO KonaTel

- Founded KonaTel 2014 with 37 years general business and software development experience.
- International consulting from 2010 to 2013 with various telecommunication carriers in the USA, Peru, Croatia, Serbia and China.
- Co-founded TriTech Software Systems, CEO 1983 - 2000, developed modern day 9-1-1 system, successful exit 2006 to Westview Capital Partners.

Chuck Griffin, President/COO KonaTel

- Co-Founder and CEO of Impact Telecom / Lingo, grew to $300 million annual revenue, successful exit in 2020 to B. Riley Investments.
- M&A - 14 telecommunication acquisitions including Excel, Matrix, AmericaTel, Startec, Vancouver Telecom, Touch 1, TNCI and PacWest.
- Leadership positions in multiple telecommunications companies including ICG, Idigi Wireless, @Link Networks and iPath Communications.

Josh Ploude, CEO Apeiron Systems

- Founded Apeiron in 2014 with 18 years telecommunications network and software development experience.
- CTO for TNCI, national CLEC and IP Service provider (~$100M annual) and PCS1/DataVo regional CLEC & IP Network provider.
- Founded Ethos Communications in 2006, successful exit, next-gen network, OSS/BSS, software & business dev for CLECs, ISPs, and ITSPs.

Jason Welch, President Infiniti Mobile

- 30+ years of telecommunications industry experience holding various VP/EVP/EVP positions at carriers including MagicJack, Frontier Communications, Global Crossing, Telco Group, KDDI Global, XO Communications, and Impact Telecom / Lingo.
- Prior to assuming Presidency of Infiniti Mobile, COO of 46 Labs.

Todd Murcer, EVP Finance & Secretary KonaTel

- Former EVP Finance, FP&A and Treasury at Impact Telecom / Lingo.
- 20+ years of telecommunications finance experience at various carriers including Matrix Telecom ($10 to $400 million annual revenue).
- Managed finance team at Impact Telecom / Lingo through 14 successful telecommunications & Software as a Service (SaaS) acquisitions.

KonaTel At A Glance

KonaTel provides a variety of retail and wholesale telecommunications services including mobile voice/text/data service supported by national U.S. mobile networks, mobile numbers, SMS/MMS services, IoT mobile data service, and a range of hosted cloud services.

KonaTel's subsidiary, Apeiron Systems (www.apeiron.io), is a global cloud communications service provider employing a dynamic "as a service" (CPaaS/UCaaS/CCaaS/PaaS) platform. Apeiron provides voice, messaging, SD-WAN, and platform services using its national cloud network. All Apeiron's services can be accessed through legacy interfaces and rich communications APIs.

KonaTel's other subsidiary, Infiniti Mobile (www.infinitimobile.com), is an FCC authorized wireless Lifeline carrier with an FCC approved wireless Lifeline Compliance Plan, authorized to provide government subsidized cellular service to low-income American families. KonaTel is headquartered in Plano, Texas.

KTEL Key Stats Summary

Price/Share: $1.20
Market Cap: $50.66M
Cash: $2.2M
LT Debt: $3M
Current Portion of LT Debt: $3M
Enterprise Value: $53.66M
Book Value per share: $ 0.01
Insider Ownership: 64.43%

Trailing 12 Months (Src: Sentieo):
Revenue: $19.15M
Gross Margin: 15.5%
EBITDA Margin: -16.2%
EBITDA: $-2.22M
EPS: -0.02 (adjusted)
EV/EBITDA: -23.09x
P/E: NA
Full-Time Employees: 41 (last 10Q)

Revenue

	2018	2019	2020	2021	2022
Q1	2.4m	2.6m 10.3%	2.0m -25.9%	2.4m 22.2%	4.2m 76.7%
Q2	2.7m	2.3m -17.4%	2.3m -0.4%	2.9m 29.1%	5.1m 75.8%
Q3	2.5m	2.3m -4.3%	2.5m 7.7%	3.6m 43.0%	5.9m 62.8%
Q4	1.8m	1.9m 5.3%	2.6m 36.3%	3.9m 49.6%	
FY	9.4m	9.2m -2.6%	9.4m 2.0%	12.8m 37.1%	

EPS

EPS (USD)	31-12-2018	31-12-2019	31-12-2020	31-12-2021	31-12-2022
Q1 Mar	-0.04	-0.01	0.00	0.00	0.01
Q2 Jun	-0.02	-0.01	0.00	0.01	-0.03
Q3 Sep	0.00	0.00	0.00	0.02	-0.03
Q4 Dec	0.02	-0.02	0.01	0.01	
FY	**-0.04**	**-0.04**	**0.01**	**0.04**	

KTEL Coverage Highlights



GeoInvesting KTEL Coverage History
PRICE
VOLUME
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1,400k
1,200k
1,000k
800k
600k
400k
200k
0k
J-21
A-21
J-21
O-21
D-21
M-22
J-22
S-22
1
2
3
4
5
6
7
8

1. **1/15/2021** - GeoInvesting begins coverage at $0.50 based on bullish interview with management.
2. **3/30/2021** - GeoInvesting published bullish thesis.
3. **4/14/2021** - Temporary EBB program significantly increases subsidy rates for Infinity Mobile (IM).
4. **5/11/2021** - We noticed IM was up for CA Lifeline License at an upcoming public utilities meeting.
5. **6/4/2021** - IM was awarded a Lifeline License from CA, which easily has the highest number of eligible customers of any state.
6. **6/12/2021** - KTEL 8K reveals that dilution as part of the Apeiron acquisition will cease to be a risk due to the stock price having met certain criteria.
7. **8/12/2021** - New U.S. proposed infrastructure bill includes a $14.2 billion Affordable Connectivity Fund which could benefit IM through higher subsidy rates for years to come.
8. **6/4/2022** - Through a talk with management, we get more color on aspects of a financing intended to more quickly ramp up the company's business plan and revenue generation for the remainder of 2022 and into 2023.

Other Key Dates:

December 18, 2017 - Company becomes public through reverse merger
February 7, 2018 - Acquired Infiniti Mobile
December 31, 2018 - Acquired Apeiron Systems

KTEL Key Milestones

Q4 2014 - KonaTel Started
Q4 2017 - Went public to establish a platform for accretive telecom acquisitions
Q4 2018 - Acquired Apeiron Systems
Q1 2019 - FCC approval to acquire Infiniti Mobile (3-year process including FCC approval)
Q4 2019 - Cash Flow Positive
Q3 2020 - Cleared over $1M of outstanding debts from cash flow
Q4 2020 - Fully integrated first two acquisitions (2-year process)
Q4 2020 - Uplisted from OTC-Pink to OTC-QB
Q2 2021 - Launched Apeiron agent program
Q2 2021 - Infiniti Mobile approved for FCC's Emergency Broadband Benefit (EBB) program
Q2 2021 - Infiniti Mobile approved by California Public Utilities Commission for California Lifeline distribution
Q4 2021 - Year ended 2021 with 38% increase in revenue over prior year and a doubling of net income
Q1 2022 - Infiniti Mobile approved for FCC's Affordable Connectivity Program (ACP).
Q2 2022 - Start of nationwide Lifeline and ACP Mobile Service expansion

294% *Peak Return since KTEL was added to GeoInvestings Select Long Model Portfolio on January 15, 2021. (Current return of ~140%)*

KonaTel Technical Overview

Service Matrix (Current and Planned*)


• Multiple National Networks
• Wholesale & White Label
• Web & API Management
• Custom & Bundled Plans
• B2B and Consumer
Mobile Voice
Lifeline ACP
• Lifeline
• National ACP Program
• Enhanced Lifeline+*
• Add-On Services
• State & Federal License
• Multi-channel distribution
konatel
• VoIP/SIP Service
• SD-WAN & WebRTC
• Information APIs
• Voice/SMS/MMS APIs
• Web & API Management
• Private LTE (CBRS) Support
• Unified Communications
• Contact Center as a Service*
Hosted Services PaaS, CPaaS CCaaS, UCaaS
Mobile Data (IOT)
• Web & API Management
• Multiple National Networks
• Custom & Bundled Plans
• Cross Carrier Pooling

konatel

Lifeline+* is a registered trademark of IM Telecom d/b/a Infiniti Mobile

Highlights

KonaTel provides various communications services including mobile voice/data (4G/5G), cloud communications, messaging, and government subsidized mobile services through its subsidiaries Apeiron Systems and Infiniti Mobile.

Apeiron Systems (CCsP and Mobile)

- A CCsP (Cloud Communications Service Provider with a national CPaaS (Communications Platform as a Service) network.
- Core software infrastructure and national network developed and owned by Apeiron.
- Owning our software source code allows for rapid scaling, fine tuning, and new development of unique services.
- Diverse service portfolio including IP voice, termination & origination, SMS/MMS, LTE mobile data, and other services.

Infiniti Mobile (licensed FCC Lifeline and ACP carrier)

- One of 12 active national FCC approved Lifeline wireless reseller license holders.
- Lifeline - Currently authorized in 9 states, expanding into additional states.
- ACP (Affordable Connectivity Program) - FCC authorized in 50 states plus DC & PR.
- Defensive sector, resistant to economic downturn.
- Infiniti Mobile leverages Apeiron's cloud network.

konatel

Markets Served by Infiniti Mobile and apeiron

Market | **Growth Drivers**

Wireless Services
Estimated to reach $95 billion by 2025 with a CAGR of 7.6%

- Increasing number of wireless opportunities
- Growing demand for data services (IoT) including mobile applications, social media, multimedia services, etc.
- Evolution of 5G increasing market share.

Hosted Services - CCsP / CPaaS Market
Estimated market $10 billion with a CAGR of 39%

- Work from home expected to continue.
- Secure WAN solutions for at home workers on the rise.
- Growing usage (voice, video, SMS, chat, instant message).

Government Subsidized Mobile Services
Estimated 30 million unserved households

- Greenfield opportunity, millions of unserved households.
- Increasing market size & subsidy from FCC's ACP program.
- FCC limits Lifeline participation (no new licenses since 2012), creating a defensible moat.

Mobile Services - Government Programs Lifeline & ACP

- Lifeline provides subsidized phone service for qualified low-income households.
- ACP (Affordable Connectivity Program) provides subsidized high-speed mobile data service for qualified low-income households.
- Established in 1985, Lifeline funded by USF fees collected from U.S. phone bills.
- ACP funded $14B under 2021 Infrastructure Investment & Jobs Act.
- No new FCC wireless Lifeline Compliance Plan (license) approvals since 2012. Infiniti Mobile positioned to expand into additional states.
- Infiniti Mobile holds one of only 12 active FCC approved national wireless Lifeline compliance plans (license), creating a durable barrier to entry.
- Predictable free cash flow & non-linear growth curve for the foreseeable future.
- Revenue resistant to economic downturn (validated during COVID-19 pandemic).



Mobile Services - Monthly Government Subsidies

Lifeline + ACP subsidy (cell phone service) limited to ETCs (Eligible Telecommunication Carrier) with a Lifeline license

•FCC subsidy for all states (except CA, MD, and KY) - $39.25

•FCC plus certain state Lifeline subsidies – CA: $25.48, MD: $54.25, KY: $45.25

•FCC subsidy for recipients residing on tribal land (except CA) - $109.25

•Other - CA provides a one-time $39 phone reimbursement (two per recipient per year)

ACP only subsidy (wireless tablet service)

•FCC subsidy for all states (except tribal lands) - $30

•FCC subsidy for recipients residing on tribal lands - $75

•Other - FCC provides a one-time, up to $100, tablet reimbursement (one per recipient for life)

Mobile Services – Expansion Plans/Options

- Currently Lifeline licensed in CA, GA, KY, MD, NV, OK, SC, VT, and WI, expanding states through our FCC national license.
- Currently ACP licensed in 50 states plus DC and PR.
- Upsell additional products/services to existing customer base to reduce churn and increase ARPU (average revenue per user).
- Synergistic Leverage of Apeiron Services to lower network costs.
- Lifeline+® user copay service with enhanced data & smart phone capability and additive household services.



Lifeline+® is a registered trademark of Infiniti Mobile

Hosted Services - Dynamic & Defensible Model

apeiron

- Carrier-grade network, built by Apeiron, processing millions of transactions per month.
- FCC licensed ITSP with multiple Autonomous System Numbers (ASNs) enabling direct allocation of U.S. phone numbers, international phone numbers, and IP address resources.
- Delivering private voice and IP service with guaranteed (contract) levels of service (SLAs) and Over the Top (OTT) support including mobile 4G and 5G endpoints.
- Multi-region and auto-scaling private cloud supports varying workloads and growth rates.
- Apeiron's middleware and APIs provide single-point customer connection to a variety of national and international paths (landline, mobile voice/data, messaging, and data dip services).
- In-house developed network and management systems integrated into the Apeiron core; critical for real-time monitoring of profitable voice/data/messaging services.

Hosted Services - Summary

apeiron

Customer Engagement

- Voice Termination/Origination and Phone Numbering Services - VoIP, cellular & legacy voice services providing dial tone and U.S. phone numbers, including phone numbers from over 70 countries.
- SMS/MMS (texting) Services - Messaging APIs with robust marketing and broadcast feature sets for long & short codes.

Network

- Public and Private IP network services - Multi-access IP network solutions via fiber, broadband, LTE, and CBRS delivering dedicated internet access and MPLS network services from the Apeiron core, including guaranteed levels of service (SLAs).
- Software-Defined WAN (SD-WAN) - SD-WAN applications delivered with Apeiron IP services or as a standalone solution.
- Internet of Things (IoT) - IoT optimized connectivity & enablement solutions across all three U.S. national wireless carriers.

Platform (Apeiron's Secure Private Cloud)

- Cloud IVR & Queues - Inbound applications for IVR, Queueing, Voicemail & Fax hosted solutions.
- Voice Platforms as a Service (VPaaS) - Platform support for PBXs, Dialers, Session Border Controllers and Route Servers with full API support.
- Information Dip Services - LNP, CNAM, DNC (Do Not Call) Verification, Routing & Reputation/SPAM.

Hosted Services - Strengths & Sales

apeiron

Strengths

- Internally developed technologies (owning our software source code) enables faster development cycles, solution fine tuning, and new/innovative product development.
- Network service differentiation with options for enterprise and SMB customers.
- Facilities-based network enables Apeiron to provide quality guarantees (SLAs – contracted service level agreements) and extend Apeiron's network "to the edge".
- Services and customer alignment integrates well with independent sales agent channels.
- Wireless strategy & "Cloud to the Edge" will lead into the 5G future.

Sales Initiatives

- Shifting from an engineering culture to a sales/marketing culture.
- Deployment of independent agent support systems for enterprise, SMB, and high-volume customer sales.
- Web SEO direct sales for app developers and SMB.

Hosted Services - Diverse Product Suite

apeiron

Voice & Messaging

- Global SIP & WebRTC voice services
- SMS & MMS with messaging feature suite
- Feature Server & Programmable Voice API with Visual Development Tools (Workflow)

Platform as a Service (PaaS)

- Smartphone Apps for mobile access
- Bot Framework for collaboration platforms including Slack, WebEx & MS Teams
- Hosted Voice Platforms on Apeiron Cloud

Mobility

- B2B Mobile Voice & Data
- IoT application & gateway services
- Public & Private IP network services via 4G/LTE with a 5G strategy
- Private LTE (CBRS) network support

Network Services

- Domestic SD-WAN, MPLS, & Internet Footprint
- LTE Network Services with API controls
- Mobile Network Communications strategy via data channel

Summary (Apeiron Systems and Infiniti Mobile)

Growth

- Communications industry (CCsP & CPaaS) growing rapidly.
- Apeiron shifting from an engineering culture to a sales/marketing culture.
- Lifeline and ACP Expansion across United Sates.
- Unsaturated Lifeline/ACP market of about 30 million unserved households.

Margins

- Apeiron and Infinity Mobile healthy gross margins of about 35% and 45% respectively.

Sustainability / Barriers to Entry

- Apeiron's proven Cloud Communications Service Platform a differentiating factor.
- No new FCC Lifeline licenses granted since 2012.

Acquisitive

- Fragmented market (CPaaS, UCaaS, VoIP) a candidate for strategic M&A.
- Clean capital structure for potential expansion through acquisitions with common stock.

Other Information

About GeoInvesting

GeoInvesting identifies unique opportunities in the microcap universe while navigating related investment risk by interviewing company management, dissecting conference calls, interacting with a wide network of investors and scouring financial documents for hidden clues that investors have ignored. Microcaps give investors an edge over Wall Street that largely ignores this overlooked group of stocks. Over the years, GeoInvesting's subscription-based platform has provided quick, concise and efficient research on microcaps, sifting through this universe to find quality ideas buried in around ten thousand stocks in North America.

We narrow down the microcap universe to Tier One Quality companies that meet or are moving towards adhering to a set of qualitative and quantitative criteria often associated with multibaggers.

About MS Microcaps

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Included in the product is a chatroom where we include additions and deletions for the "Active Portfolio," as well as CliffsNotes on the stocks we are researching and video/audio collaboration among team members for full transparency into the research process.

We would like to thank you for being our guests at our very first C-Suite Executive Summit. Your support is much appreciated.

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Notes